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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                         ----------------------

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of the earliest event reported): December 18, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
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           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
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   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
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 (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code:      510/770-3990


                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report.)




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ITEM 6.  Resignations of Registrant's Directors

On December 18, 1998, the Registrant's Board of Directors accepted Mr. Wing Po Szeto's resignation as Director. The Board appointed Mr. Henry Tang to serve as interim Director until the next Annual Shareholders' Meeting, at which time Mr. Tang will stand for election to the Board.

(a) Mr. Szeto expressed no disagreements with the Registrant on any matter relating to the registrant's operations, policies or practices.

(b) There is no reason for the registrant to express any disagreements.

(c) The letter of resignation is attached as Exhibit 99.1.


ITEM 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibit:

    99.1  Mr. Wing Po Szeto's letter of resignation



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNICO, INC.

Date:     January 5, 1999               BY:     /s/ Henry Tang
                                        NAME:   HENRY TANG
                                        TITLE:  Secretary



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EXHIBIT INDEX

Exhibit
Number         Description                                    Page

99.1 Mr. Wing Po Szeto's letter of resignation     (below)







November 23, 1998


The Board of Directors
Unico, Inc.
2925 Bayview Drive
Fremont, CA  94538


Gentlemen,

It has been a pleasure serving as a member of the Board of Directors of Unico, Inc. However, I would like to submit my resignation of the position, effective as soon as you find a replacement for me.

Thank you for the opportunity to serve.


Sincerely,

/s/  Wing Po Szeto

Wing Po Szeto
Director - Unico, Inc.